UNITED STATES


                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549

                               _________________


                                   FORM 8-K


                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


       Date of Report (Date of Earliest Event Reported): August 20, 2004


                                Friedman's Inc.
            (Exact Name of Registrant as Specified in its Charter)


            Delaware                    0-22356               58-20583
  (State or Other Jurisdiction      (Commission File       (IRS Employer
        of Incorporation)               Number)           Identification No.)


                            171 Crossroads Parkway
                            Savannah, Georgia 31422
                   (Address of Principal Executive Offices)


                                (912) 233-9333
             (Registrant's telephone number, including area code)

Item 5.  Other Events and Required FD Disclosure.

On August 20, 2004, Friedman's Inc. (the "Company") issued a press release updating certain matters relating to the restructuring of its existing secured credit facility contemplated by a commitment letter entered into with Farallon Capital Management, L.L.C. The Company also commented on its investment in Crescent Jewelers in light of Crescent's announcement last week that Crescent has filed a Chapter 11 bankruptcy reorganization case.

The Company also announced that Thaddeus S. Jaroszewicz has resigned as a member of the Board of Directors of the Company.

The text of the press release, which is attached as Exhibit 99.1, is incorporated by reference into this Item.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c) Exhibits.

         The following exhibits are filed as part of this report:


Exhibit
Number                Description
-------               -----------

99.1                  Press release dated August 20, 2004

                                  SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            Friedman's Inc.
                                            (Registrant)

Date: August 20, 2004                       By: /s/ C. Steven Moore
                                                ----------------------------
                                                C. Steven Moore
                                                Chief Administrative Officer
                                                  and General Counsel

EXHIBIT INDEX

Exhibit
Number                         Description
--------                       -----------

99.1                           Press release dated August 20, 2004